Exhibit 32   Certification required under Section 906
             of the Sarbanes-Oxley Act of 2002

                         CERTIFICATION
                         -------------

STATEMENT REQUIRED BY 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, being the chief executive officer of Pismo Coast Village, Inc., does hereby certify, in compliance with Title 18, Chapter 63, Section 1350 of the United States Code, that the periodic report which this Certification accompanies fully complies with the requirements of section 13(a) or 15 (d) of the Securities and Exchange Act of 1934 and that the information contained in said periodic report fairly presents, in all material respects, the financial condition and results of operation of the issuer.

Date: August 10, 2006              JERALD PETTIBONE
                                   Jerald Pettibone
                                Chief Executive Officer

Exhibit 32   Certification required under Section 906
             of the Sarbanes-Oxley Act of 2002

                         CERTIFICATION
                         -------------

STATEMENT REQUIRED BY 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, being the chief financial officer of Pismo Coast Village, Inc., do hereby certify, in compliance with Title 18, Chapter 63, Section 1350 of the United States Code, that the periodic report which this Certification accompanies fully complies with the requirements of section 13(a) or 15 (d) of the Securities and Exchange Act of 1934 and that the information contained in said periodic report fairly presents, in all material respects, the financial condition and results of operation of the issuer.

Date: August 11, 2006                   JACK WILLIAMS
                                        Jack Williams
                                   Chief Financial Officer